UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):March 1, 2013

CLASSIC RULES JUDO CHAMPIONSHIPS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-167451	20-8424623
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Research Drive, Suite 16
Stamford, Connecticut		06906
(Address of principal executive offices)		(Zip Code)

1 (203) 253-2008
Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01   Changes in Registrant’s Certifying Accountant

On March 1, 2013, Classic Rules Judo Championships, Inc. (the “Company”) was informed by its independent registered public accounting firm, Meyler & Company, LLC (“Meyler”), that it has combined its practice with Cowan, Gunteski & Company, P.A.  As a result of the combination and upon notice by Meyler to the Company on March 1, 2013, Meyler in effect has resigned as the Company’s independent registered public accounting firm and Cowan, Gunteski & Company, P.A. became the Company’s independent registered public accounting firm.  The engagement of Cowan, Gunteski & Company, P.A. as the Company’s independent registered public accounting firm was ratified and approved by the Board of Directors of the Company on March 1, 2013.

The audit reports of “Meyler” on the financial statements of the Company as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as to its ability to continue as a going concern.  During the Company’s two most recent fiscal years ended December 31, 2012 and 2011 and through March 1, 2013, the Company did not consult with Cowan, Gunteski & Co. P.A. on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Cowan, Gunteski & Co., P.A. did not provide either a written report or oral advice to the Company that Cowan, Gunteski & Co., P.A. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K.

In connection with the audits of the Company’s financial statements for each of the fiscal years ended December 31, 2012 and 2011 and through the date of this Current Report, there were no disagreements between the Company and “Meyler” on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of “Meyler”, would have caused “Meyler” to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years.

The Company has provided “Meyler” a copy of the disclosures in this Form 8-K and has requested that “Meyler” furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not “Meyler” agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated March 14, 2013 furnished by “Meyler” in response to that request is filed as Exhibit 16 to this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16           Letter from Meyler & Company, LLC dated March 14, 2013

99           Letter from Meyler & Company, LLC dated March 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 14, 2013	CLASSIC RULES JUDO CHAMPIONSHIPS, INC.

	By:	/s/Chris Angle
Chris Angle
Principal Executive Officer